Exhibit 10h

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                           AMENDMENT TO
                     STOCK OPTION AGREEMENTS
                    WITH SBC MERGER PROVISIONS
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     The following constitutes an amendment of the terms of

currently outstanding stock options approved for issue on or after April 8, 1998 and granted before April 1, 1999 under

the provisions of the Ameritech Corporation Long-Term Stock

Incentive Plan.  Notwithstanding any provision to the

contrary in the applicable stock option agreement, the

change in control provisions contained therein shall be

applicable to any change in control which occurs pursuant to the Agreement and Plan of Merger, dated as of May 10, 1998,

among Ameritech Corporation, SBC Communications Inc. and SBC

Delaware, Inc. (as such agreement may be amended from time

to time).



Date: April 30, 1999                    AMERITECH CORPORATION



                                        By__________________________

                                           Its Corporate Secretary